Exhibit 99.3

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
March 31, 1997



        Expected B Maturity                         11/15/01


        Blended Coupon                               5.7858%



        Excess Protection Level
          3 Month Average   4.92%
          March, 1997   5.74%
          February, 1997   5.31%
          January, 1997   3.71%


        Cash Yield                                  17.84%


        Investor Charge Offs                         4.50%


        Base Rate                                    7.59%


        Over 35 Day Delinquency                      4.55%


        Seller's Interest                           12.97%


        Total Payment Rate                          12.55%


        Total Principal Balance                     $ 24,979,151,243.99


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 3,239,523,725.50